Corporate Overview and Q3 2013 Financial Results

Safe Harbor Disclosure The presentations made in this document, including our annual outlook, contain projections or other forward-looking statements regarding management’s expectations about future events or the future financial performance of SVB Financial Group (“the Company”), as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s latest Annual Report on Form 10-K for the year ended December 31, 2012, which was filed on February 27, 2013, and our latest Quarterly Report on Form 10-Q. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements included in this presentation are made only as of the filing date of this document and the Company undertakes no obligation to update such forward-looking statements. 2

Overview ▶ SVB’s Unique Model ▶ Strong Performance ▶ Growth Initiatives ▶ Outlook 3

Our Mission ▶ Build Deep Relationships ▶ Give Advice ▶ Make It Easy To Do Business With Us ▶ Do Different To increase our clients’ probability of success 4

Differentiated Business Model ▶ Focus on “innovation” markets ▶ Balance sheet lender ▶ Strong deposit franchise ▶ Diversified revenue streams Leader ▶ Leading market share ▶ More than 600 venture firm clients ▶ The bank for innovation companies Established Company ▶ 28 U.S. and six international offices ▶ $23.1 billion in total assets ▶ $44.5 billion in total client funds 1. Average, as of 9/30/13 2. Total client funds consists of on-balance-sheet deposits and off-balance-sheet client investment funds 1 1, 2 A Unique Financial Services Company 5

A Diversified Platform 6 SVB Investment Solutions Sweep Product Money Market Mutual Funds Fixed Income Investments Professionally Managed Accounts

From startup… ACCELERATOR Revenues < $5M (50%+ Market Share) to standout… GROWTH Revenues $5M - $75M (<15% Market Share) to global standard. CORPORATE FINANCE Revenues > $75M (<10% Market Share) Technology Life Sciences Venture Capital & Private Equity We Serve The Innovation Economy 7

Across the Globe 8 U.S. HQ U.K. ISRAEL INDIA CHINA SVB Offices (28 US, 6 Global) SVB’s Banking Network

Diversified Growth Across the Business 9 GLOBAL MARKETS & REACH Israel GLOBAL PLATFORM Global Bank Platforms Ongoing IT Infrastructure Enhancements Enhanced Global Payment Capabilities Enhanced On-line/ Mobile Channels PRODUCT LINES Expanded Banking Network New Payment Solutions New Products & Services Enhanced Credit Solutions CLIENT FOCUS Client Experience Corporate Finance Segment Growth Segment Private Bank G ro w th I n it ia ti v e s S o lu ti o n s F o u n d at io n India China UK and Europe U.S.

Strong Performance (Q3’13 vs. Q2’13) Average loan growth of 5.8% Continued strong client acquisition at all stages Stable core fee income Exceptionally strong gains on VC investments and warrants2 Net interest income growth of 4.1% despite lower NIM Continued high credit quality Average total client funds1 growth of 6.5% Healthy business conditions for our clients Average asset growth of 4.4% 10 1. Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds. 2. Unrealized gains are driven by valuation changes and are subject to potential increases or decreases in future periods, depending on market conditions and other factors.

96% Average Loan Growth Since Q4’10 $5.5 $9.8 $5.0 $9.5 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 Period-End Loans Average Loans Drivers • Resilience of innovation sector and our clients • Pervasiveness of technology • SVB growth initiatives: • Client segmentation • Private equity services • Buyout • Private Bank • Global • M&A activity in client markets 11 Strong growth in VC Capital Call and Sponsored Buyout loans Billions TAB: Quarterly Location: A95 – C112

Software 38% Hardware 12% Life Sciences 11% VC/PE 20% Wine 7% Private Bank 10% Other 2% A Diversified Loan Portfolio Sponsor-led Buyout 20% Factoring 5% Commercial Finance 10% Balance Sheet Lending 50% Early Stage 15% (9% of Total Gross Loans) Technology and Life Sciences Portfolio Only 3 $6.0 Billion (61% of Total Portfolio) Gross Loan Portfolio 1,2 $9.9 Billion as of 9/30/13 1. Gross loans do not include the impact of deferred fees and costs 2. Cleantech-related loans are reported under hardware, software, life sciences and other commercial loan categories, as applicable. 12 TAB: Loan Pie Location: A1 – B20

$14.7 $15.8 $17.0 $18.3 $18.8 $19.6 $16.8 $17.9 $18.9 $20.9 $22.5 $25.0 $31.5 $33.7 $35.8 $39.2 $41.3 $44.5 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 Billions Average Off-Balance Sheet Client Investment Funds Average On-Balance Sheet Deposits Organic Drivers •Highly liquid clients that are performing well •Addition of new clients Other Drivers •Low rate environment •Safety of the balance sheet * Powerful Client Funds Franchise *Unlimited FDIC insurance for non-interest-bearing accounts was terminated on December 31, 2012. 13 TAB: Quarterly Location: E11-F33

Net Interest Income at All-Time Highs, Despite Historic Low Rates Exceptional loan growth has driven record NII but NIM has been pressured by ... • Premium amortization expense, which peaked in 2012 due to higher pre- payment levels on mortgages underlying our mortgage-backed securities • Impact of low interest rates on loan yields • Competition for high- quality borrowers 14 $102.1 $177.1 3.57% 3.32% 2.5% 3.0% 3.5% 4.0% 4.5% $90 $110 $130 $150 $170 Q4 '0 9 Q2 '1 0 Q4 '1 0 Q2 '1 1 Q4 '1 1 Q2 '1 2 Q4 '1 2 Q2 '1 3 Net Interest Income Net Interest Margin TAB: Quarterly Location: A59 – C84 Millions

Credit Quality Remains Strong 15 TAB: Quarterly Location: AC2-AE23 0.71% 0.38% 0.57% -0.19% 0.59% 0.23% -1% 1% 2% 3% 4% Q4 '1 0 Q 1' 1 1 Q 2' 1 1 Q 3' 1 1 Q 4' 1 1 Q 1' 1 2 Q 2' 1 2 Q 3' 1 2 Q 4' 1 2 Q 1' 1 3 Q2 '1 3 Q 3' 1 3 Non-performing Loans as % of Total Gross Loans Net Charge-offs as % of Average Total Gross Loans (annualized) • Recent loan growth has come from larger, more stable clients, which have better historical credit performance • The majority of loan losses historically come from early-stage lending, which constitutes 9% of our total loan portfolio • Cumulative warrant gains have more than offset early-stage loan losses over the last 10 years

$0 $5 $10 $15 $20 $25 $30 $35 $40 Q4 '1 0 Q1 '1 1 Q2 '1 1 Q3 '1 1 Q4 '1 1 Q1 '1 2 Q2 '1 2 Q3 '1 2 Q4 '1 2 Q1 '1 3 Q2 '1 3 Q3 '1 3 Millions Foreign exchange fees Deposit service charges Credit card fees Client investment fees Letters of credit/standby LOC Continued Core1 Fee Income Growth 1. “Core” is defined as fees from letters of credit, client investments, credit cards, deposit service charges and foreign exchange, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 2. Q3’13 versus Q3’12 Credit Cards (+29%) and Foreign Exchange (+6%) Have Driven the Majority of Growth in the Last 12 Months 2 16 TAB: Quarterly NonII Location: A1-V8 Upside drivers • Higher transaction volumes • Strong new client acquisition Downside drivers • Margin pressure on client investment fees and foreign exchange due to low rate environment $30.2 $37.2

2013 Outlook Business Driver 2013 Outlook vs. 2012 Results as of 10/24/13 Compared to Outlook as of 7/25/13 Average loans Low twenties % growth No change Average deposits Mid single digits % growth No change Net interest income1 Low double digits % growth Increased from high single digits Net interest margin1 Between 3.25% and 3.35% No change Allowance for loan losses for total gross performing loans as a % of total gross performing loans Comparable to 2012 levels No change Net loan charge-offs 0.30%-0.50% of avg. total gross loans No change Non-performing loans/total gross loans Comparable to 2012 levels No change “Core” fee income2,3 High single digits % growth Decreased from low double digits Non-interest expense (excluding expense related to non-controlling interests)3,4 Low double digits % growth Increased from mid single digits 1. Outlook partly based on management’s current forecast of prepayment rates on our mortgage-backed securities in our Available For Sale securities portfolio and their impact on our forecasted premium amortization expense. 2. “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. 3. Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 4. Outlook partly based on management’s current forecast for performance-based incentive compensation expense, which is subject to change based on our performance relative to internal performance targets. 17

Preliminary 2014 Outlook Business Driver 2014 Outlook vs. 2013 Estimated Results (as of 10/24/13) 1 Average loans Mid teens % growth Net interest income High single digits % growth Net loan charge-offs 0.30%-0.50% of avg. total gross loans “Core” fee income2,3 High single digits to low double digits % growth Non-interest expense (excluding expense related to non- controlling interests)3 Mid single digits % growth 1. Assumes no significant deterioration in the overall economy 2. “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. 3. Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 18

We see continued momentum… ▶ Positive environment for our clients • Healthy venture fundraising and investment environment • Strong exit markets; healthy buyout and acquisition activity among our clients ▶ Continued steady new client acquisition ▶ Strong competitive position ▶ Demonstrated ability to execute on our plans for growth, regardless of the interest rate environment ... and some challenges. ▶ Continued low interest rates ▶ Regulatory changes ▶ Competitive pressure on pricing ▶ Lingering macro-economic uncertainty 2014 Drivers 19

Appendix

Appendix 1) Financial Results •Highlights 22 •ROE 24 •Net Interest Income 25 •Loans 26 •Credit Quality 29 •Client Liquidity 30 •Balance Sheet 31 •Non-interest Income 33 •Sensitivity Charts 35 •Capital Ratios 37 •Non-Interest Expense 39 2) Venture Capital Markets 40 3) Non-GAAP Reconciliations 42 21 NOTE: I will update these page numbers for the final version

Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Diluted Earnings Per Share $0.94 $1.12 $0.90 $1.06 $1.46 Net Income Available to Common Stockholders $42.3M $50.4M $40.9M $48.6M $67.6M Average Loans Change $7.9B 9.3% $8.3B 4.6% $8.7B 4.9% $9.0B 3.9% $9.5B 5.8% Average Deposits Change $18.3B 4.9% $19.0B 4.0% $18.8B -1.1% $18.8B -0.9% $19.6B 2.1% Average AFS Securities $10.6B $10.7B $10.9B $10.4B $10.1B Net Interest Margin 3.12% 3.13% 3.25% 3.40% 3.32% Net Interest Income $154.4M $160.6M $163.2M $170.1M $177.1M Non-Interest Income net of non- controlling interests and excluding gains on sales of certain assets * $55.6M $75.6M $56.1M $67.5M $105.8M Net Charge-Offs / Average Total Gross Loans (annualized) 0.17% 0.28% 0.20% 0.49% 0.23% Non-Interest Expense $135.2M $143.0M $149.0M $143.3M $160.5M Return on Average Common SVBFG Stockholders’ Equity (annualized) 9.44% 10.99% 8.89% 10.12% 14.05% Return on Average Assets (annualized) 0.77% 0.90% 0.74% 0.88% 1.16% Quarterly Highlights: Q3’12- Q3’13 * Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 22

Annual Highlights: 2008-2012 2008 2009 2010 2011 2012 Diluted Earnings Per Share $2.16 $0.66 $2.241 $3.942,3 $3.914 Net Income Available to Common Stockholders $73.6M $22.7M $95.0M1 $171.9M2,3 $175.1M4 Average Loans Change $4.6B 31.5% $4.7B 1.4% $4.4B -5.6% $5.8B 31.1% $7.6B 30.0% Average Deposits Change $4.9B 23.6% $8.8B 79.6% $12.0B 36.8% $15.6B 29.4% $17.9B 15.0% Average AFS Securities $1.3B $2.3B $5.3B $9.4B $10.7B Net Interest Margin 5.72% 3.73% 3.08% 3.08% 3.19% Net Interest Income $368.6M $382.2M $418.1M $526.3M $617.9M Non-Interest Income net of non- controlling interests and excluding gains on sales of certain assets5 $160.9M $122.6M $168.6M $222.7M $240.4M Net Charge-Offs (Recoveries)/ Average Total Gross Loans 0.87% 2.64% 0.77% (0.02%) 0.31% Non-Interest Expense $312.9M $343.9M $422.8M $500.6M3 $546.0M Return on Average Common SVBFG Stockholders’ Equity 10.21% 2.13% 7.72%1 11.87%2,3 10.09%4 Return on Average Assets 1.00% 0.42% 0.64%1 0.92%2,3 0.82%4 1. Includes gains of $0.35/share or $14.9M (net of tax) from sales of AFS securities 2. Includes gains of $0.52/share or $22.5M (net of tax) from sales of AFS securities 3. Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps 4. Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business 5. Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 23

Return On Average Equity 24 2.58% 12.90% 17.09% 15.17% 17.98% 10.38% 2.68% 7.72% 11.87% 10.09% 8.89% 10.12% 14.05% 0% 5% 10% 15% 20%TAB: Ratios Location: A13-C25

$183.1 $229.5 $299.3 $352.5 $375.8 $368.6 $382.2 $418.1 $526.3 $617.9 5.16% 5.39% 6.46% 7.38% 7.19% 5.72% 3.73% 3.08% 3.08% 3.19% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $150 $250 $350 $450 $550 $650 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Net Interest Income Net Interest Margin Millions Net Interest Income Growth Despite Low Rates All-time High 25 TAB: Annual Location: A18-G31

$2.0 $2.3 $2.8 $3.5 $4.2 $5.5 $4.5 $5.5 $7.0 $8.9 $9.8 $1.8 $2.0 $2.4 $2.9 $3.5 $4.6 $4.7 $4.4 $5.8 $7.6 $9.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Sep-13 Period-end Loans, net of unearned income Average Loans, net of unearned income All-Time High Loan Balances Billions CAGR 2003-YTD 2013 Period-end loans: 14.33% Average loans: 14.38%% 26 TAB: Annual Location: A53 – C66

All-Time High Loan Balances 27 $5.6 $5.7 $6.0 $6.4 $7.0 $7.2 $7.9 $8.3 $9.0 $8.9 $9.7 $9.91 0% 25% 50% 75% 100% $0 $2 $4 $6 $8 $10 Gross Loans By Category Software Hardware Life Sciences VC/PE Cap Calls Wine Other Early Stage/Gross Loans Billions T e c h n o lo g y and L ife S c ienc e s TAB: Loan Pie Location: A96 – M105

Technology and Life Sciences Lending 28 $3.1 $3.0 $3.3 $3.5 $4.3 $4.5 $4.9 $5.2 $5.5 $5.8 $5.9 $6.0 61% 0% 25% 50% 75% 100% $0 $2 $4 $6 Balance Sheet Lending Commercial Finance Factoring Sponsor-Led Buyout Early Stage Tech and LS Lending/Gross Loans Billions TAB: Loan Pie Location: A87-M94

$39.4 $38.0 0.57% 0.23% -0.5% 0.5% 1.5% 2.5% 3.5% $0 $40 $80 Non-Performing Loans Net Charge-Offs, annualized (%) Millions As a % of Average Total Gross Loans Credit Quality Has Remained Strong 29 TAB: Credit Quality 2 Location: AI1-AK23

$23.7 $45.3 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Period-end Assets Period-end Total Client Funds Billions Strong Client Liquidity Asset Growth Since 2003 = 427% Total Client Funds* Growth Since 2003 = 248% * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. 30 TAB: Annual Location: A69-P71

Net Loans $9.7 AFS Securities (Primarily Agencies) $10.2 Cash $1.9 Other $0.5 Non- Interest- Bearing Deposits $14.1 Interest- Bearing Deposits $5.9 Other Liabilities $0.4 A Highly Liquid Balance Sheet (9/30/13) Assets: $23.7Billion Liabilities: $20.8 Billion * Net of non-controlling interests, non-marketable securities were $470 million. Non-GAAP number. Please see non-GAAP reconciliations in our most recent financial releases for more information. 31 Borrowings $0.4 TAB: Balance Sheet Location: A1-M8 Non-Marketable Securities (VC Investments) $1.4B*

A Growing Balance Sheet Our balance sheet has grown by more than 400% since 2003 32 TAB: 10-Yr Balance Sheet Location: A1-L28 $4.5 $5.1 $5.5 $6.1 $6.7 $10.0 $12.8 $17.5 $20.0 $22.8 $23.7 $0 $5 $10 $15 $20 $25 Billions Cash and cash equivalents Available-for-sale securities Non-marketable securities Net loans Other assets $4.0 $4.5 $4.9 $5.3 $5.8 $8.7 $11.4 $15.8 $17.7 $20.2 $20.8 $0 $5 $10 $15 $20 $25 Billions Noninterest-bearing deposits Interest bearing deposits Borrowings

-10 5 -1 -2 11 -6 -5 16 33 32 51 ($40) $0 $40 $80 $120 $160 $200 2003 2005 2007 2009 2011 YTD at 9/30/2013 Millions Gains (losses) net of NCI and AFS gains* Total Gains (losses) on Investment Securities 81 108 117 141 221 152 98 248 382 336 434 81 108 111 131 183 161 123 169 223 240 229 $0 $100 $200 $300 $400 $500 2003 2005 2007 2009 2011 YTD at 9/30/2013 Non-Interest Income Non-Interest Income Net of NCI and certain gains on AFS securities* Non-Interest Income 33 8 3 3 22 23 11 0 7 37 19 29 ($5) $0 $5 $10 $15 $20 $25 $30 $35 $40 2003 2005 2007 2009 2011 YTD at 9/30/2013 Millions Gains (losses) on Equity Warrant Assets Millions TAB: NonII Location: A1-C11 62 89 97 102 124 130 100 109 118 137 110 $0 $20 $40 $60 $80 $100 $120 $140 $160 2003 2005 2007 2009 2011 YTD at 9/30/13 Millions "Core" Fee Income* * Non-GAAP number. Please see non-GAAP reconciliations in our most recent financial releases for more information.

$39.1 $26.6 $23.2 $10.4 $10.9 $0 $30 $60 $90 $120 $150 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD at 9/30/13 Millions Foreign exchange fees Deposit service charges Credit card fees Client investment fees Letters of credit/ standby LOC Corporate finance fees Core1 Fee Income Has Grown 1. “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 2. Corporate Finance Fees were related to the company’s investment banking arm, SVB Alliant, which ceased operations in 2007. $110.2 M YTD Core Fee Income at 9/30/13 34 2

Rising Rates Will Benefit Us Significantly Changes in Fed Funds Rate (basis points) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +75 +$28.4 million +$0.62 +1.1% +0.21% +100 +$39.0 million +$0.86 +1.5% +0.29% +200 +$89.2 million +$1.96 +3.3% +0.67% +300 +$140.1 million +$3.07 +5.0% +1.06% We expect each 25 bps increase in the Fed Funds rate to contribute approximately $9 – $12 million to Net Interest Income* * Tax-effected estimates are based on static balance sheet and assumptions as of 9/30/13. The above forecasts are based on management’s simulation model, which includes a variety of assumptions. Actual results may differ. For more information, see generally Item 7A (Quantitative and Qualitative Disclosures about Market Risk) in our latest Form 10-K. 35

Higher Loan Balances Will Benefit Us Growth in Overall Loan Balances ($$) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +250 million +$8.3 million +$0.18 +0.3% +0.06% +500 million +$16.7 million +$0.37 +0.6% +0.13% +750 million +$25.0 million +$0.55 +0.9% +0.19% +1 billion +$33.4 million +$0.73 +1.3% +0.25% Each $250 million increase in loan volume contributes approximately $0.18 to EPS* 36 * Tax-effected estimates are based on static balance sheet and assumptions as of 9/30/13. The above forecasts are based on management’s simulation model, which includes a variety of assumptions. Actual results may differ. For more information, see generally Item 7A (Quantitative and Qualitative Disclosures about Market Risk) in our latest Form 10-K.

14.16% 12.96% 8.75% 8.19% 12.96% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 Q1'13 Q2'13 Q3'13 Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets* Tangible common equity to risk-weighted assets* We Are Well Capitalized Holding Company Capital Ratios * Non-GAAP measures; please see Non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 37 TAB: Capital Location: A43-P49

12.31% 11.08% 7.46% 7.34% 11.17% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 Q1'13 Q2'13 Q3'13 Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets Tangible common equity to risk-weighted assets We Are Well Capitalized Bank Capital Ratios (1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. (2) Non-GAAP measures; please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. (1) (2) (2) 38 TAB: Capital Location: A51-P56

Non-Interest Expense Net of Non- Controlling Interests* 39 TAB: Capital Location: A51-P56 $202 $240 $256 $298 $319 $298 $327 $411 $492 $535 $444 $0 $100 $200 $300 $400 $500 $600 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD at Q3 2013 Millions * Non-GAAP measures; please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

VC-Backed Company Exits Source: National Venture Capital Association 40 TAB: Venture Capital $34.1 $16.2 $12.4 $17.7 $24.1 $22.2 $9.2 510 422 360 544 497 487 286 0 100 200 300 400 500 600 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 2007 2008 2009 2010 2011 2012 YTD 2013M&A $$ M&A # Transactions Billions $12.2 $0.8 $2.0 $7.8 $10.7 $21.5 $5.8 93 7 13 70 51 49 57 0 10 20 30 40 50 60 70 80 90 100 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2007 2008 2009 2010 2011 2012 YTD 2013IPO $$ IPO # Transactions Billions Includes Facebook IPO: $16 Billion

$32.1 $30.1 $20.3 $23.3 $29.6 $27.1 $20.7 4,203 4,168 3,149 3,640 3,991 3,826 2,867 0 1,000 2,000 3,000 4,000 5,000 $0.0 $10.0 $20.0 $30.0 $40.0 2007 2008 2009 2010 2011 2012 YTD 2013 U.S. VC Investment $$ Investment # Transactions Billions Stable VC Investment Source: National Venture Capital Association 41 TAB: Venture Capital

Non-GAAP Reconciliations NOTE: Please update all Non-GAAP reconciliation slides to reflect any new non-GAAP data.

Non-GAAP core fee income (dollars in thousands) Year ended December 31 2003 2004 2005 2006 2007 GAAP noninterest income $81,393 $107,774 $117,495 $141,206 $220,969 Less: gains (losses) on investment securities, net (9,614) 5,198 4,307 2,551 46,724 Less: gains (losses) on derivative instruments, net 20,200 3,428 6,750 17,949 23,935 Less: other noninterest income 9,067 10,959 9,711 23,565 26,096 Non-GAAP core fee income $61,740 $88,189 $96,727 $97,141 $124,214 Non-GAAP core fee income (dollars in thousands) Year ended December 31 2008 2009 2010 2011 2012 GAAP noninterest income $152,365 $97,743 $247,530 $382,332 $335,546 Less: gains (losses) on investment securities, net (14,777) (31,209) 93,360 195,034 122,114 Less: gains (losses) on derivative instruments, net 18,505 (753) 9,522 38,681 22,120 Less: other noninterest income 19,052 29,961 35,642 30,155 54,401 Non-GAAP core fee income $129,585 $99,744 $109,006 $118,462 $136,911 (Annual Periods) “Core” Fee Income 43 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

“Core” Fee Income Non-GAAP core fee income (dollars in thousands) Quarter ended Dec 31, 2010 Mar 31, 2011 June 30, 2011 Sept 30, 2011 Dec 31, 2011 Mar 31, 2012 GAAP noninterest income $71,864 $89,954 $123,708 $95,611 $73,059 $59,293 Less: gains on investment securities, net 25,940 51,337 71,680 52,262 19,755 7,839 Less: gains on derivative instruments, net 4,957 551 13,651 9,951 14,528 5,976 Less: other noninterest income 10,735 10,264 10,012 3,108 6,771 13,078 Non-GAAP core fee income $30,232 $27,802 $28,365 $30,290 $32,005 $32,400 (Quarterly Periods) 44 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. Non-GAAP core fee income (dollars in thousands) Quarter ended June 30, 2012 Sept 30, 2012 Dec 31, 2012 Mar 31, 2013 June 30, 2013 September 30, 2013 GAAP noninterest income $80,426 $69,139 $126,688 $78,604 $98.239 $257,650 Less: gains on investment securities, net 25,809 20,228 68,238 27,438 40,561 187,862 Less: gains on derivative instruments, net 8,713 1,111 6,320 11,040 8,976 10,202 Less: other noninterest income 12,664 13,423 15,236 3,527 12,230 22,426 Non-GAAP core fee income $33,240 $34,377 $36,894 $47,848 $36,472 $37,160

(Net of Non-Controlling Interests) Non-Marketable Securities Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) September 30, 2013 GAAP non-marketable securities $1,425,138 Less: non-controlling interests in non-marketable securities 955,209 Non-GAAP non-marketable securities, net of non-controlling interests $469,929 45 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Gains (Losses) on Investment Securities Non-GAAP net gains on investment securities, net of non-controlling interests (dollars in thousands) Year ended December 31 2005 2006 2007 2008 2009 2010 2011 2012 YTD at Q3 2013 GAAP net gains (losses) on investment securities $4,307 $ 2,551 $ 46,724 $(14,777) $(31,209) $93,360 $ 195,034 $122,114 $255,861 Less: income (losses) attributable to non- controlling interests, including carried interest 5,743 5,032 35,449 (8,929) (26,638) 52,586 125,042 85,640 204,723 Net gains (losses) on investment securities, net of non-controlling interests (1,436) (2,481) 11,275 (5,848) (4,571) 40,774 69,992 36,474 51,138 Less: gains on sales of certain available-for- sale securities - - - - - 24,699 37,314 4,955 Non-GAAP net gains (losses) on investment securities, net of non- controlling interests and excluding gains on sales of certain available-for-sale securities $(1,436) $(2,481) $ 11,275 $ (5,848) $ (4,571) $ 16,075 $ 32,678 $ 31,519 $51,138 46 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Tangible common equity, tangible assets and risk- weighted assets (dollars in thousands, except ratios) Year ended December 31 2007 2008 2009 2010 2011 2012 Q1’13 Q2’13 Q3’13 GAAP SVBFG stockholders' equity $676,369 $991,356 $1,128,343 $1,274,350 $1,569,392 $1,830,555 $1,882,219 $1,847,956 $1,944,927 Less: intangible assets 1,632 1,087 665 847 601 - - - Less: goodwill 4,092 4,092 - - - - - - Less: preferred stock - 221,185 - - - - - - Tangible common equity (TCE) $670,645 $764,992 $1,127,678 $1,273,503 $1,568,791 $1,830,555 $1,882,219 $1,847,956 $1,944,927 GAAP total assets $6,692,171 $10,018,280 $12,841,399 $17,527,761 $19,968,894 $22,766,123 $22,796,000 $22,153,901 $23,740,864 Less: intangible assets 1,632 1,087 665 847 601 - - - Less: goodwill 4,092 4,092 - - - - - - Tangible assets (TA) $6,686,447 $10,013,101 $12,840,734 $17,526,914 $19,968,293 $22,766,123 $22,796,000 $22,153,901 $23,740,864 Risk-weighted assets (RWA) $6,524,021 $8,220,447 $7,494,498 $ 9,406,677 $11,837,902 $13,532,984 $13,501,072 $14,519,635 $15,004,072 Tangible common equity to tangible assets 10.03% 7.64% 8.78% 7.27% 7.86% 8.04% 8.26% 8.34% 8.19% Tangible common equity to risk-weighted assets 10.28% 9.31% 15.05% 13.54% 13.25% 13.53% 13.94% 12.73% 12.96% (Consolidated TCE/TA) TCE/TA and TCE/RWA 47 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Tangible common equity, tangible assets and risk- weighted assets (dollars in thousands, except ratios) Year ended December 31 2007 2008 2009 2010 2011 2012 Q1’13 Q2’13 Q3’13 GAAP Silicon Valley Bank stockholders' equity $586,949 $695,438 $ 914,068 $1,074,561 $1,346,854 $1,591,643 $1,637,365 $1,585,117 $1,640,387 Less: intangible assets - - - - - - - - Tangible common equity (TCE) $586,949 $695,438 $914,068 $1,074,561 $1,346,854 $1,591,643 $1,637,365 $1,585,117 $1,640,387 GAAP total assets $6,164,111 $9,419,440 $12,186,203 $16,268,589 $18,758,813 $21,471,111 $21,487,859 $20,867,463 $22,337,190 Less: intangible assets - - - - - - - - Tangible assets (TA) $6,164,111 $9,419,440 $12,186,203 $16,268,589 $18,758,813 $21,471,111 $21,487,859 $20,867,463 $22,337,190 Risk-weighted assets (RWA) $6,310,721 $8,109,332 $7,293,332 $9,047,907 $11,467,401 $13,177,887 $13,147,423 $13,174,370 $14,679,608 Tangible common equity to tangible assets 9.52% 7.38% 7.50% 6.61% 7.18% 7.41% 7.62% 7.60% 7.34% Tangible common equity to risk-weighted assets 9.30% 8.58% 12.53% 11.88% 11.75% 12.08% 12.458% 11.18% 11.17% (Bank Only TCE/TA) TCE/TA and TCE/RWA 48 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-Interest Expense (Net of Non-Controlling Interests) Non-GAAP non- interest expense Year ended December 31 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD at Q3 2013 Total non-interest expense $264,896 $241,830 $259,860 $322,503 $346,469 $312,887 $343,866 $422,818 $500,628 $545,998 $452,830 Non-interest expense attributable to NCI 2,500 3,000 3,840 5,887 10,681 11,115 12,451 12,348 11,567 11,336 9,017 Non-GAAP non- interest expense, net of NCI 262,396 238,830 256,020 316,616 335,788 301,772 331,415 410,470 489,061 534,662 443,813 Impairment of goodwill 63,000 1,910 18,434 17,204 4,092 Net gain from note repurchase and termination of swaps (3,123) Loss from cash settlement of conversion premium of zero-coupon convertible subordinated notes 3,858 Non-GAAP NIE, net of NCI and other one- time items $199,396 $236,920 $256,020 $298,182 $318,584 $297,914 $327,323 $410,470 $492,184 $534,662 $443,813 For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. 49 Non-GAAP Reconciliation

Contact: Meghan O’Leary Director of Investor Relations 408.654.6364 moleary@svb.com